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                                                                EXHIBIT 99.01







                             SUPPLEMENTAL AGREEMENT

                                       to

                         REGISTRATION RIGHTS AGREEMENT

                                  by and among

                         QUINTILES TRANSNATIONAL CORP.

                                      and

                       CERTAIN SHAREHOLDERS PARTY THERETO



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     This Supplemental Agreement is dated as of February 11, 1997 and is being entered into by and among Quintiles Transnational Corp., a North Carolina Corporation ("Quintiles") and the other persons who have signed this Agreement.

RECITALS

     WHEREAS, this Agreement is supplemental to the Registration Rights Agreement dated as of November 29, 1996 made between Quintiles and, among others, the Holders listed in Annex A thereto (the "RRA").

     WHEREAS, the parties who have signed this Agreement constitute, in accordance with clause 11(b) of the RRA, at least 90% of the outstanding Registerable Securities, and wish to amend the RRA in the manner set forth below.

     THEREFORE, in consideration of the premises and agreements contained herein the parties agree as follows:

1.   DEFINITIONS

     Unless otherwise indicated herein, terms defined in the RRA, shall have the same meanings herein.

2.   AMENDMENT TO SECTION 2.1 RRA

2.1 The Existing Holders having notified the parties to the RRA that they have elected to include and sell only 20,600 shares of Common Stock in the proposed Initial Secondary Offering (out of their entitlement to sell 300,000 shares of Common Stock pursuant to Section 2.1(b) of the RRA), the parties hereto agree, subject to Section 2.2 below, that the Existing Holders' entitlement to participate in the Initial Secondary Offering in respect of the unused entitlement of 279,400 shares of Common Stock (the "Unused Entitlement") be reallocated as follows:

     (i) that Quintiles' entitlement pursuant to Section 2.1(a) of the RRA to issue and sell up to one million shares of its authorized but unused Common Stock is hereby increased to 1,175,000 shares of Common Stock;

     (ii) the balance of the Unused Entitlement (i.e., 104,400 shares of Common Stock) or such amount specified in Sub-section 2.1(i) above which Quintiles is entitled to include in the Initial Secondary Offering pursuant to such Sub-section but which Quintiles has elected not to so include, shall be allocated amongst the parties to the RRA in accordance with the RRA and the Orderly Marketing Agreement dated as


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          of November 29, 1996, entered into by and among the Holders specified therein.

2.2 The reallocation to Quintiles of 175,000 shares of Common Stock from the Unused Entitlement is conditioned on the aggregate number of shares of Common Stock to be offered in the proposed Initial Secondary Offering being not less than 4,000,000. If less than 4,000,000 shares of Common Stock are so sold, Quintiles's additional entitlement to sell
     175,000 shares of Common Stock shall cease to apply and the proportion and number of shares of Common Stock to be sold in the Initial Secondary Offering by Quintiles, the Existing Holders and the Holders shall be determined in accordance with Section 2.1(b) of the RRA.

3.   MISCELLANEOUS

3.1 The provisions of Section 11 of the RRA are incorporated into this Supplemental Agreement.

3.1 Save to extent expressly specified in this Agreement, the provisions of the RRA and the Orderly Marketing Agreement shall remain in full force and effect and are not amended hereby.



     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                         QUINTILES TRANSNATIONAL CORP.


                                         By:    /s/ Gregory D. Porter
                                                -------------------------------
                                         Name:  Gregory D. Porter
                                         Title: Executive Vice President,
                                                Chief Administrative and
                                                Legal Officer and Secretary


                                         /s/ Barrie Stevens Haigh
                                         --------------------------------------
                                         BARRIE STEVENS HAIGH


                                         /s/ Stella D. Haigh (nee Freeman)
                                         --------------------------------------
                                         STELLA FREEMAN




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                                   /s/ Barrie S. Haigh  /s/ Stella D. Haigh
                                   ----------------------------------------
                                   TRUSTEES OF THE BARRIE HAIGH
                                   CHILDREN'S SETTLMENT NO. 1


                                   /s/ Barrie S. Haigh  /s/ Stella D. Haigh
                                   ----------------------------------------
                                   TRUSTEES OF THE BARRIE HAIGH
                                   CHILDREN'S SETTLEMENT NO. 2


                                   /s/ I. Mc. Forrest as Attorney
                                   ----------------------------------------
                                   HSBC PRIVATE EQUITY INVESTMENTS
                                   LIMITED


                                   /s/ I. Mc. Forrest as Attorney
                                   ----------------------------------------
                                   LLOYDS DEVELOPMENT CAPITAL
                                   LIMITED


                                   /s/ I. Mc. Forrest as Attorney
                                   ----------------------------------------
                                   MSS NOMINEES LIMITED
                                   (ACCOUNT 758170)


                                   /s/ I. Mc. Forrest as Attorney
                                   ----------------------------------------
                                   MSS NOMINEES LIMITED
                                   (ACCOUNT 758979)


                                   /s/ I. Mc. Forrest as Attorney
                                   ----------------------------------------
                                   MSS NOMINEES LIMITED
                                   (ACCOUNT 757549)


                                   /s/ I. Mc. Forrest as Attorney
                                   ----------------------------------------
                                   MSS NOMINEES LIMITED
                                   (ACCOUNT 778392)


                                   /s/ I. Mc. Forrest as Attorney
                                   ----------------------------------------
                                   GENERAL ACCIDENT EXECUTOR AND
                                   TRUSTEE COMPANY LIMITED
                                   (ACCOUNT H715)



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                                         /s/ I. Mc. Forrest as Attorney
                                         --------------------------------------
                                         GENERAL ACCIDENT EXECUTOR AND
                                         TRUSTEE COMPANY LIMITED
                                         (ACCOUNT H716)


                                         /s/ Paul Knott as Attorney
                                         --------------------------------------
                                         PETER ALAN FORRESTER


                                         /s/ Paul Knott as Attorney
                                         --------------------------------------
                                         GRAHAM WILSON


                                         /s/ Paul Knott as Attorney
                                         --------------------------------------
                                         DAVID FINDLAY WHITE


                                         /s/ Paul Knott as Attorney
                                         --------------------------------------
                                         DAVID MARTIN FLEET


                                         /s/ Paul Knott as Attorney
                                         --------------------------------------
                                         DAVID DAWSON LILLEY


                                         /s/ Paul Knott as Attorney
                                         --------------------------------------
                                         JONATHAN KENNETH BOLTER


                                         /s/ Paul Knott as Attorney
                                         --------------------------------------
                                         JOHN V. BURKE


                                         /s/ Paul Knott as Attorney
                                         --------------------------------------
                                         DAVID STACK


                                         /s/ Paul Knott as Attorney
                                         --------------------------------------
                                         NICHOLAS JOHN McCOOKE


                                         /s/ Paul Knott as Attorney
                                         --------------------------------------
                                         WILLIAM J. GLYNN-WILLIAMS



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                                         /s/ Paul Knott as Attorney
                                         --------------------------------------
                                         PAUL KNOTT AND
                                         KATHRYN MARY KNOTT, AS TRUSTEES
                                         OF THE TRUST CREATED BY PAUL
                                         KNOTT AND DATED OCTOBER 4, 1996


                                         /s/ Paul Knott as Attorney
                                         --------------------------------------
                                         PAUL KNOTT AND
                                         KATHRYN MARY KNOTT, AS TRUSTEES
                                         OF THE NO. 2 TRUST CREATED BY PAUL
                                         KNOTT AND DATED OCTOBER 4, 1996


                                         /s/ Paul Knott as Attorney
                                         --------------------------------------
                                         NICHOLAS J. McCOOKE AND
                                         SUSAN McCOOKE, AS TRUSTEES OF
                                         THE NO. 1 TRUST CREATED BY
                                         NICHOLAS JOHN McCOOKE AND
                                         DATED OCTOBER 4, 1996


                                         /s/ Paul Knott as Attorney
                                         --------------------------------------
                                         NICHOLAS J. McCOOKE AND
                                         SUSAN McCOOKE, AS TRUSTEES OF
                                         THE NO. 2 TRUST CREATED BY
                                         NICHOLAS JOHN McCOOKE AND
                                         DATED OCTOBER 4, 1996


                                         /s/ Paul Knott as Attorney
                                         --------------------------------------
                                         JONATHAN BOLTER AND
                                         MRS. SALLY ANN BOLTER, AS
                                         TRUSTEES OF THE TRUST CREATED BY
                                         JONATHAN KENNETH BOLTER AND
                                         DATED OCTOBER 4, 1996


                                         /s/ Paul Knott as Attorney
                                         --------------------------------------
                                         GRAHAM WILSON AND
                                         MARY ANN BALFOUR WILSON, AS
                                         TRUSTEES OF THE TRUST CREATED BY
                                         GRAHAM WILSON AND DATED
                                         OCTOBER 4, 1996




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                                         /s/ Paul Knott as Attorney
                                         --------------------------------------
                                         DAVID WHITE AND
                                         IRENE WHITE, AS TRUSTEES OF THE
                                         TRUST CREATED BY DAVID WHITE AND
                                         DATED OCTOER 4, 1996


                                         /s/ Paul Knott as Attorney
                                         --------------------------------------
                                         CHRISTOPHER S. MORLEY AND
                                         MRS. ELAINE MORLEY, AS TRUSTEES
                                         OF THE TRUST CREATED BY
                                         CHRISTOPHER S. MORLEY AND DATED
                                         OCTOBER 4, 1996



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